As filed with the Securities and Exchange Commission on April 24, 2003

                                                              File Nos. 33-84450
                                                                        811-8782

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 13
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 14

                            THE MONTGOMERY FUNDS III
             (Exact Name of Registrant as Specified in its Charter)

                              101 California Street
                         San Francisco, California 94111
                     (Address of Principal Executive Office)

                                 (415) 572-3863
              (Registrant's Telephone Number, Including Area Code)

                       Johanne Castro, Assistant Secretary
                              101 California Street
                         San Francisco, California 94111
                     (Name and Address of Agent for Service)
                            -------------------------

             It is proposed that this filing will become effective:

                      immediately upon filing pursuant to Rule 485(b)
                ---
                 X    on April 30, 2003 pursuant to Rule 485(b)
                ---
                      60 days after filing pursuant to Rule 485(a)(1)
                ---
                      75 days after filing pursuant to Rule 485(a)(2)
                ---
                      on             pursuant to Rule 485(a)
                ---      -----------

                                   ----------

                     Please Send Copy of Communications to:

                               JULIE ALLECTA, ESQ.
                                THAO H. NGO, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                                55 Second Street
                         San Francisco, California 94105
                                 (415) 856-7000

                            THE MONTGOMERY FUNDS III

                    CONTENTS OF THE POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

        Facing Sheet

        Contents of the Post-Effective Amendment

        Part A - Prospectus of Montgomery Variable Series: Emerging Markets
                 Fund

        Part B - Statement of Additional Information of Montgomery Variable
                 Series: Emerging Markets Fund

        Part C - Other Information

        Signature Page

        Exhibits

             ------------------------------------------------------

                                     PART A

                                  PROSPECTUS OF

                MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND

             ------------------------------------------------------

                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------


Prospectus

April 30, 2003


The Montgomery Funds III(SM)

MONTGOMERY VARIABLE SERIES: Emerging Markets Fund




The Montgomery Funds III has registered the mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





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


                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Objective.........................................................2
Principal Strategy................................................2
Principal Risks...................................................2
Past Fund Performance.............................................3
Fees and Expenses.................................................3
Portfolio Management..............................................4
    Investment Manager............................................4
    Subadviser....................................................4
    Upcoming Events...............................................4
    Management Fees ..............................................5
Additional Investment Strategies and Related Risks................6
    Mixed and Shared Funding......................................6
    Defensive Investments.........................................6
    Portfolio Turnover............................................6
    Index Information.............................................6
Financial Highlights..............................................7
Account Information...............................................8
    How to Invest in the Fund.....................................8
    How to Redeem an Investment in the Fund.......................8
    Exchange Privileges and Restrictions..........................8
    How Net Asset Value Is Determined.............................8
    Dividends and Distributions...................................9
    Effect of Distributions on the Fund's Net Asset Value.........9
    How to Avoid "Buying a Dividend" .............................9
    Taxation......................................................9
    Privacy Notice...............................................10
    Our Partners.................................................11





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


--------------------------------------------------------------------------------

This prospectus contains important information about the investment objectives, strategies and risks of the Montgomery Variable Series: Emerging Markets Fund, a series of The Montgomery Funds III, that you should know before you invest in the Fund. Please read it carefully and keep it on hand for future reference.

Please be aware that the Fund:

o   Is not a bank deposit
o Is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)

You should also know that you could lose money by investing in the Fund.

Shares of the Fund are sold only to insurance company separate accounts ("Accounts") to fund the benefits of variable life insurance policies or variable annuity contracts ("Variable Contracts") owned by their respective policy or contract holders and to qualified pension and retirement plans. References to shareholders or investors in this prospectus are to the Accounts or qualified pension and retirement plans. The variable annuity and variable life insurance contracts involve fees and expenses not described in this prospectus. Please refer to the prospectuses related to those contracts.





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                                       1

                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------

Montgomery Variable Series: Emerging Markets Fund

Objective

o     Long-term capital appreciation

Portfolio Management

o     Philip Ehrmann and Chris Palmer

Principal Strategy

Invests in companies based or operating primarily in developing economies throughout the world.

Under normal conditions, the Fund invests at least 80% of its net assets in the stocks of companies of any size, based in the world's developing economies. The Fund typically maintains investments in at least six countries, with no more than 35% of its assets in any one country, which may include:

o Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

o Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

o Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

o     The Middle East: Israel and Jordan

o Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe


The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.


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                                       2

                               Montgomery Variable Series: Emerging Markets Fund
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Past Fund Performance The bar chart below shows the risks of investing in the
Fund and how the Fund's total return has varied from year to year. The table immediately below the bar chart shows the risks of investing in the Fund by comparing the Fund's performance with a commonly used index for its market segment. Fees and expenses involved with variable annuity and variable life insurance contracts are not included in the Fund's total return. The Fund's total return would be lower if those fees and expenses were included. Of course, past performance is no guarantee of future results.

   1997         1998        1999        2000          2001         2002
--------------------------------------------------------------------------------------------------------------
                            |   |
                            |   |                                               During the six-year
                            |   |                                               period described in the
                            |   |                                               bar chart to the left, the
                            |   |                                               Fund's best quarter was
---|---|---------------------------------------------------------------------   Q4 1999 (+34.75%) and
                |   |                   |   |          |   |       |   |        its worst quarter was
                |   |                   |   |                                   Q3 2001 (-23.90%).
                |   |
--------------------------------------------------------------------------------------------------------------
   -0.58%       -37.53%    64.81%      -28.55%        -6.96%      -9.68%


2003 Return Through 3/31/03:  -7.07%

                                                       Average Annual Returns Through 12/31/02
                                                      1 Year        5 Years     Since Fund Inception
                                                                                      (2/2/96)
Montgomery Variable Series: Emerging Markets Fund     -9.68%        -9.17%             -5.91%
MSCI Emerging Markets Free Index**                    -6.00%        -4.58%            -5.17%*
--------------------------------------------------------------------------------------------------------------
*  Calculated from 1/31/96.
** See page 6 for a description of this index.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end or deferred sales loads and does not charge shareholders for exchanging shares or reinvesting dividends.

Shareholder Fees (fees paid directly from your investment)
   Redemption Fee                                                                       0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
   Management Fee                                                                       1.25%
   Distribution/Service (12b-1) Fee                                                     0.00%
   Other Expenses                                                                       0.43%
---------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                    1.68%

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

1 Year      3 Years     5 Years     10 Years
--------------------------------------------
 $169        $526        $907        $1,976



For financial highlights
see page 7

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                                       3

                               Montgomery Variable Series: Emerging Markets Fund
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Portfolio Management

Investment Manager

As of January 18, 2003, Gartmore Global Asset Management Trust ("GGAMT" or the "Manager"), replaced Montgomery Asset Management, LLC ("MAM") as the Fund's investment manager. Under an Interim Investment Management Agreement, GGAMT manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GGAMT, a member of the Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, was organized in 1999 and is located at 1200 River Road, Conshohocken, Pennsylvania 19428. As of March 31, 2003, GGAMT and its affiliates had approximately $72 billion in assets under management, including approximately $60 million managed by GGAMT.

Subadviser

As of January 18, 2003, Gartmore Global Partners ("GGP" or the "Subadviser"), an affiliate of GGAMT, became the Fund's subadviser. GGP was organized in 1995 and is located at 1200 River Road, Conshohocken, Pennsylvania 19428. Under an Interim Sub-Advisory Agreement among the Trust, the Manager and the Subadviser, the Subadviser assists GGAMT in the provision of a continuous investment program for those Fund assets that GGAMT assigns to the Subadviser.

Effective January 18, 2003, the following personnel began managing the assets of the Fund. Their investment backgrounds are set forth below.

Philip Ehrmann, co-portfolio manager of the Fund, leads the Pacific and Emerging Markets team at GGP and has been with GGP since 1996. He co-manages two Gartmore Emerging Markets Funds. Prior to joining GGP, Mr. Ehrmann was Director of Emerging Markets for Invesco. Mr. Ehrmann is a graduate of the London School of Economics, where he specialized in Economics, Industry and Trade.

Chris Palmer, co-portfolio manager of the Fund, joined GGP in 1996 and is a senior investment manager. Mr. Palmer also co-manages with Mr. Ehrmann two Gartmore Emerging Markets Funds. Mr. Palmer has a B.A. degree from Colgate University and an M.B.A. degree from New York University.

Upcoming Events

In the second quarter of 2003, it is anticipated that shareholders of the Fund will receive a proxy statement seeking their approval of a new permanent investment advisory agreement with GGAMT, a new permanent sub-advisory agreement with GGAMT and the Subadviser, and the reorganization of the Fund into a similar Gartmore-managed fund. If approved by shareholders, these changes are expected to occur by the end of the second quarter of 2003.





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                                       4

                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------

Management Fees

The table below shows the contractual management fee rate and the aggregate management fee rate actually paid to Montgomery Asset Management over the past fiscal year. The aggregate management fee rates shown may vary from year to year, depending on actual expenses. Actual fee rates may be higher or lower than contractual rates to the extent Montgomery recoups or defers fees during the fiscal year.

-------------------------------------------------------------------------------
                                   Aggregate Management Fee Including Effect of
    Contractual Management Fees                  Fees Reduced
           (annual rate)                         (annual rate)
-------------------------------------------------------------------------------
               1.25%                                 1.68%
-------------------------------------------------------------------------------

No management fees were paid to GGAMT or GGP during the prior fiscal year. Under the Interim Investment Management Agreement, the Manager will receive the same contractual management fee rate listed above.

Out of its management fee, GGAMT pays GGP an annual subadvisory fee of 0.625% based on the Fund's average daily net assets.



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                                       5

                               Montgomery Variable Series: Emerging Markets Fund
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ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

Mixed and Shared Funding

Shares of the Fund are sold to insurance company separate accounts that fund both variable life insurance contracts and variable annuity contracts (as well as to qualified pension and retirement plans). This is referred to as "mixed funding." In addition, shares of the Fund are sold to separate accounts of more than one insurance company. This is referred to as "shared funding." At this time the Fund does not foresee any disadvantage to any of the Fund's shareholders resulting from either mixed or shared funding. The Board of Trustees, however, will continue to review the Fund's mixed and shared funding to determine whether disadvantages to any shareholders could develop.

Defensive Investments

At the discretion of its portfolio managers, the Fund may invest up to 100% of its assets in cash for temporary defensive purposes. Although the Fund is not required or expected to take such a defensive posture, such an unlikely stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Fund's portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involve some expense to the Fund, such as commission paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more, as is expected for the Fund, is considered high. See "Financial Highlights" on page 7, for the Fund's historical portfolio turnover.

Index Information
    The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.





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                                       6

                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's performance for the periods shown. The following selected per-share data and ratios were audited by PricewaterhouseCoopers LLP. The audit reports of PricewaterhouseCoopers appear in the 2002 Annual Report of the Fund. The total return figures in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

---------------------------------------------------------------------------------------------------
                                                       MONTGOMERY VARIABLE SERIES:
                                                          EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA FOR
THE YEAR OR PERIOD ENDED DECEMBER 31:        2002        2001       2000        1999       1998
Net Asset Value - Beginning of Period        $7.22       $7.76     $10.86       $6.59     $10.57
Net investment income/(loss)                  0.03       (0.08)     (0.03)       0.02       0.01
Net realized and unrealized gain/(loss)
  on investments                             (0.73)      (0.62)     (3.07)       4.25      (3.98)
Net increase/(decrease) in net assets
  resulting from investment operations       (0.70)      (0.54)     (3.10)       4.27      (3.97)
Distributions to shareholders:
        Dividends from net investment
          income                             (0.01)      --         --          (0.00) (2) (0.01)
Total distributions:                         --          --         --          (0.00)     (0.01)
Net Asset Value - End of Period              $6.51       $7.22      $7.76      $10.86      $6.59
Total Return(1)                              (9.68)%     (6.96)%   (28.55)%      64.81%   (37.53)%
---------------------------------------------------------------------------------------------------


Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000s)         $75,321    $100,899    $100,730   $131,197     $72,323
Ratio of net investment income/(loss)
  to average net assets                       0.44%       1.19%     (0.34)%      0.20%      0.67%
Net investment income/(loss) before
  deferral of fees by Manager                $0.03       $0.08     $(0.03)      $0.02      $0.01
Portfolio turnover rate                         97%        118%       103%        124%       112%
Expense ratio including certain other
  expenses(3)                                 1.68%       1.67%      1.81%       1.65%      1.80%
Expense ratio before deferral of fees
  by Manager, including certain other
  expenses(3)                                 1.68%       1.67%      1.81%       1.65%      --
Expense ratio excluding certain other
expenses(3)                                   1.60%       1.59%      1.56%       1.62%      1.75%
---------------------------------------------------------------------------------------------------

(1) Total return represents aggregate total return for the periods indicated.
(2) Amount represents less than $0.01 per share.
(3) For purposes of the expense ratio calulation, other expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.





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                                        7

                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------

ACCOUNT INFORMATION

How to Invest in the Fund

The Trust offers shares of the Fund, without sales charge, at their next-determined net asset value after receipt of an order with payment only, by one of the insurance companies for the Accounts (to fund benefits under variable life insurance contracts and variable annuity contracts) or by a qualified pension or retirement plan.

How to Redeem an Investment in the Fund

The Trust redeems shares of the Fund on any day that the New York Stock Exchange
(NYSE) is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption by the Accounts, or by the trustee in the case of qualified pension and retirement plans.

Exchange Privileges and Restrictions

Shares of the Fund may be exchanged for shares of another series of the Trust on the basis of their relative net asset values (with no sales charge or exchange fee) next determined after the time of the request by an Account or by a qualified pension or retirement plan, subject to the terms of the Account or plan. Holders of Variable Contracts should refer to the prospectuses related to their contracts with regard to their exchange privileges.

How Net Asset Value Is Determined

How and when we calculate the Fund's price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate the Fund's NAV by dividing the total value of its assets by the number of outstanding shares. We base the value of the Fund's investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed but before the Fund calculates its NAV. In this case, the Manager, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate the Fund's NAV after the close of trading on the NYSE every day the NYSE is open. We do not calculate NAVs on days that the NYSE is closed for trading. An exception applies as described below. Additionally, the Fund may, but does not expect to, determine the NAV of its shares on any day the NYSE is not open for trading if there is sufficient trading in its portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. Eastern time on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Fund's NAV are in the Statement of Additional Information (SAI).

Foreign Funds. The Fund invests in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using

--------------------------------------------------------------------------------

                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------

the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Dividends and Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of Fund distributions are not guaranteed and are at the discretion of the Board. Currently, the Fund intends to distribute according to the following schedule:

---------------------------------------------------------------------------------------
                                  INCOME DIVIDENDS                CAPITAL GAINS
---------------------------------------------------------------------------------------
Montgomery Variable        Declared and paid in the last    Declared and paid in the
Series: Emerging Markets   quarter of each calendar year*   last quarter of each
Fund                                                        calendar year*
---------------------------------------------------------------------------------------
*Following its fiscal year end (December 31), the Fund may make additional distributions to avoid the imposition of a tax.

Unless the Fund is otherwise instructed, all dividends and other distributions will be reinvested automatically in additional shares of the Fund and credited to the shareholder's account at the closing net asset value on the reinvestment date.

Effect of Distributions on the Fund's Net Asset Value

Distributions are paid to you as of the record date of a distribution of the Fund, regardless of how long you have held the shares. Dividends and capital gains awaiting distribution are included in the Fund's daily net asset value. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31 the Fund declared a dividend in the amount of $0.50 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.50, barring market fluctuations.

How to Avoid "Buying a Dividend"

If you plan to purchase shares in the Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of the Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution of your gross income for tax purposes, even though you may not have participated in the increase of the Fund's appreciation.

Taxation

The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets and the timing of its distributions. Accordingly, the Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that would not subject the Fund to any federal income tax or excise taxes based on net income. The Fund is also required to satisfy diversification requirements of the Investment Company Act and Section 817(h) of the Code, which allows only Accounts and qualified pension and retirement plans to be shareholders of the

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                                       9

                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------

Fund. Failure to comply with Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of Variable Contracts to the full extent of appreciation under the contracts. See the SAI for more information.

Holders of Variable Contracts should refer to the prospectuses relating to their contracts regarding the federal income-tax treatment of ownership of such contracts.

Privacy Notice

The Fund may collect or capture nonpublic personal information about you from the following sources:

o  The New Account application or other forms;

o  Oral conversations with our representatives;

o  Your transactions with us;

o  Electronic sources such as our Web sites or e-mails; and

o Information about any bank account you use for transfers between your bank account and your Fund accounts, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers to nonaffiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may also disclose that information to nonaffiliated third parties (such as the Transfer Agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

Please inform us if you do not want to receive e-mail from our company in the future by sending us an e-mail at feedback@montgomeryasset.com. If you supply us with your postal address online you may receive periodic mailings from us with information on new products and services or upcoming events. If you do not wish to receive such mailings, please let us know by calling 800.572.FUND [3863]. Persons who supply us with their telephone numbers online may receive telephone contact from us with information regarding orders they have placed. If you do not wish to receive such phone calls, again, please let us know by calling 800.572.FUND [3863].

If you have any additional questions or concerns about privacy, our information practices or the confidentiality of personal data transmissions, please contact a shareholder services representative at 800.572.FUND [3863].

--------------------------------------------------------------------------------

                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------

Our Partners

As a shareholder of the Fund, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Gartmore SA Capital Trust ("Gartmore SA"), located in Conshohocken, Pennsylvania, provides administrative services to the Fund.

DST Systems, Inc., located in Kansas City, Missouri, is the Fund's Master Transfer Agent who performs certain recordkeeping and accounting functions for the Fund.

State Street Bank and Trust Company (formerly Investors Fiduciary Trust Company), also located in Kansas City, Missouri, assists DST Systems, Inc., with certain recordkeeping and accounting functions for the Fund.

BISYS Fund Services Ohio, Inc., located in Columbus, Ohio, assists Gartmore SA in providing administrative and fund accounting services to the Fund.






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                                       11

                               Montgomery Variable Series: Emerging Markets Fund
--------------------------------------------------------------------------------

You can find more information about the investment policies of the Montgomery Variable Series: Emerging Markets Fund in the SAI, which is incorporated by reference into this prospectus and is available free of charge.

To request a free copy of the SAI, call us at 800.572.FUND [3863]. You can review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room, please call 202.942.8090. Reports and other information about the Fund are available at the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about the Fund in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period. To request a free copy of the most recent annual or semiannual report, please call us at 800.572.FUND [3863], option 3.

Corporate Headquarters:
The Montgomery Funds III
101 California Street
San Francisco, CA 94111-9361


---------------------------
    800.572.FUND [3863]
  www.montgomeryasset.com
---------------------------


                                                          SEC File No.: 811-8782





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                                       12

             ------------------------------------------------------

                                     PART B

                     STATEMENT OF ADDITIONAL INFORMATION FOR

                MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND

             ------------------------------------------------------

--------------------------------------------------------------------------------
                            THE MONTGOMERY FUNDS III
--------------------------------------------------------------------------------

                MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND

                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                 April 30, 2003

        The Montgomery Funds III (the "Trust") is an open-end management investment company organized as a Delaware business trust, having one series of shares of beneficial interest, named the Montgomery Variable Series: Emerging Markets Fund (the "Fund"). Shares of the Fund may be purchased only by insurance company separate accounts ("Accounts") to fund the benefits of variable life insurance policies or variable annuity contracts ("Variable Contracts") and by qualified pension and retirement plans. This Statement of Additional Information contains information in addition to that set forth in the Prospectus for Montgomery Variable Series: Emerging Markets Fund, dated April 30, 2003, as that prospectus may be revised from time to time (the "Prospectus"). The Prospectus may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus. The Annual Report to Shareholders for the Fund for the fiscal year ended December 31, 2002, containing financial statements for the Fund for that fiscal year, is incorporated by reference to this Statement of Additional Information and also may be obtained without charge as noted above.

                                TABLE OF CONTENTS

THE TRUST......................................................................3
INVESTMENT OBJECTIVES AND POLICIES OF THE FUND.................................3
RISK FACTORS..................................................................17
INVESTMENT RESTRICTIONS.......................................................20
DISTRIBUTIONS AND TAX INFORMATION.............................................22
TRUSTEES AND OFFICERS.........................................................27
INVESTMENT MANAGEMENT AND OTHER SERVICES......................................30
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................35
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................37
DETERMINATION OF NET ASSET VALUE..............................................38
PERFORMANCE INFORMATION.......................................................40
GENERAL INFORMATION...........................................................43
FINANCIAL STATEMENTS..........................................................44
APPENDIX......................................................................44

                                    THE TRUST

        The Montgomery Funds III (the "Trust") is an open-end management investment company organized as a Delaware statutory trust on August 24, 1994. The Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest, $0.01 par value per share, in one series. This Statement of Additional Information pertains to that series, The Montgomery Variable Series: Emerging Markets Fund (the "Fund").

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

        As of January 18, 2003, Gartmore Global Asset Management Trust ("GGAMT" or the "Manager"), replaced Montgomery Asset Management, LLC ("MAM") as the Fund's investment manager, and Gartmore Global Partners ("Subadviser") was appointed as the Fund's subadviser. Under an Interim Investment Management Agreement, GGAMT manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Under an Interim Sub-Advisory Agreement, GGAMT retained the Subadviser to assist it in the provision of a continuous investment program for those Fund assets that GGAMT assigns to the Subadviser. GGAMT is authorized to select and place portfolio investments on behalf of the Fund. The investment objectives and policies of the Fund are described in detail in its Prospectus. The following discussion supplements the discussion in the Prospectus.

        The Fund is a diversified series of the Trust. The achievement of the Fund's investment objective will depend upon market conditions generally and on the Manager's analytical and portfolio management skills.

Special Investment Strategies and Risks

The Fund has investment policies, strategies and risks in addition to those discussed in the prospectus, as described below.

The Fund may invest in special situations. The Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance its capital appreciation potential. The Fund may also invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impractical for the Fund to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria approved by the Board of Trustees (the "Board"). The Fund does not invest more than 15% of its net assets in illiquid investments, including special situations.

Portfolio Securities

        Depositary Receipts. The Fund may hold securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. Unsponsored ADR and EDR programs are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

        Convertible Securities. The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Through their conversion feature, they provide an opportunity to participate in capital appreciation resulting from a market price advance in the underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the common stock's value rises and decrease as the common stock's value declines. For purposes of allocating the Fund's investments, the Manager regards convertible securities as a form of equity security.

        Securities Warrants. The Fund may invest up to 5% of its net assets in warrants. Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

        Other Investment Companies. The Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Fund can invest in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act require that the Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) the Fund and affiliated persons of the Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by the Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) the Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

        Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of the investment company's portfolio securities and are subject to limitations under the Investment Company Act. The Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distribution to the Fund.

        The Fund does not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, the Fund bears its ratable share of that investment company's expenses, including its advisory and administrative fees.

        Debt Securities. The Fund may invest in traditional corporate, government debt securities rated within the four highest grades by Standard and Poor's Corporation ("S&P") (at least BBB), Moody's Investors Service, Inc. ("Moody's") (at least Baa) or Fitch Investors Service ("Fitch") (at least Baa), or unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board of Trustees. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers.

        Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of the Fund and will be limited to 5% of the Fund's total assets.

        As an operating policy, which may be changed by the Board, the Fund may invest up to 5% of its total assets in debt securities rated lower than investment grade. Subject to this limitation, the Fund may invest in any debt security, including securities in default. After its purchase, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

        In addition to traditional corporate, government and supranational debt securities, the Fund may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

        U.S. Government Securities. The Fund may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. government securities"). Funds that invest in these securities generally will have a lower yield than if they purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. government securities.

        Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Fund's shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

        Structured Notes and Indexed Securities. The Fund may invest in structured noted and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

        Asset-Backed Securities. The Fund may invest up to 5% of its total assets in asset-backed securities, which represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment from loan contracts, leases of various types of real or personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, these securities are subject to the risk of prepayment.

        Mortgage-Related Securities: Government National Mortgage Association. GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

        GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

        Mortgage-Related Securities: Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

        Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

        Mortgage-Related Securities: Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

        The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans, and undivided interests in whole loans and participation in another FHLMC security.

Risk Factors/Special Considerations Relating to Debt Securities

        The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities. The net asset value of the Fund will reflect these changes in market value.

        Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities remaining in the Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions of the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment tends to increase, shortening the average life of such a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund's yield.

        Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

        Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of the Fund to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of the Fund.

        Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if the Fund invested in higher-rated debt securities.

        Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Fund may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

        The Fund will not commit more than 10% of its total assets to the following derivatives: stock options, currency options, stock index options, futures contracts, swaps and options on futures contracts on U.S. government and foreign government securities and currencies. The Board has adopted derivatives guidelines that require the Board to review each new type of derivative security that may be used by the Fund. Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, the Manager may not be able to hedge Fund investments effectively in such countries. Furthermore, the Fund engages in hedging activities only when the Manager deems it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

        The Fund typically will not hedge against the foreign currency exchange risks associated with its investments in foreign securities. Consequently, the Fund will be very sensitive to any changes in exchange rates for the currencies in which its foreign investments are denominated or linked. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rates. Despite their very limited use, the Fund may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transaction the Fund might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Fund.

        The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

        Forward Contracts. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

        The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to

"lock in" the U.S. dollar price of a security, dividend or interest payment. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

        In connection with the Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, the Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them, and the ability of the Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by the Fund than if it had not entered into such contracts. The Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

        Futures Contracts and Options on Futures Contracts. The Fund typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Fund may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts and may also enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

        The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that the Fund will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions), and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

        The Fund will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which they expect to purchase. The Fund's futures transactions generally will be entered into only for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect the Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

        Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While the

Fund's futures contracts on securities or currencies will usually be liquidated in this manner, the Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

        By using futures contracts to hedge its positions, the Fund seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund proposes to acquire. For example, when interest rates are rising or securities prices are falling, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency the Fund has acquired or expects to acquire.

        As part of its hedging strategy, the Fund also may enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of the Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

        The acquisition of put and call options on futures contracts gives the Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives the Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

        The Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. The Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

        Loss from investing in futures transactions by the Fund is potentially unlimited.

        The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

        Options on Securities, Securities Indices and Currencies. The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options it has purchased.

        The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

        The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

        Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        Although the Fund does not currently intend to do so, it may, in the future, write (i.e., sell) covered put and call options on securities, securities indices, and currencies in which it may invest. A covered call option involves the Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

        The Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. The Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets.

        There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund's orders.

        Privatizations. The Fund may believe that foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation. Accordingly, the Fund may invest in privatizations. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Other Investment Practices

        Repurchase Agreements. The Fund may enter into repurchase agreements. The Fund's repurchase agreement will generally involve a short-term investment in a U.S. government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to the Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the underlying security.

        Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Board, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Fund enters into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board.

        The Fund generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Fund regards repurchase agreements with maturities in excess of seven days as illiquid. The Fund may not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

        For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from the Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

        Apart from the risk of bankruptcy or insolvency proceedings, the Fund also runs the risk that the seller may fail to repurchase the security. However, the Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

        The Fund may invest in repurchase agreements collateralized, subject to its investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

        Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage and the Fund will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

        The Fund causes its custodian to segregate liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

        Borrowing. The Fund may borrow money from banks, in an aggregate amount not to exceed one-third of the value of the Fund's total assets, for temporary or emergency purposes. The Fund may pledge its assets in connection with such borrowings. The Fund will not purchase any security while any such borrowings exceed 10% of the value of its total assets.

        Lending Portfolio Securities. The Fund may lend securities to brokers, dealers and other financial organizations. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans may not exceed 30% of the value of the Fund's total assets. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

Loans are subject to termination at the option of the Fund or the borrower at any time. Upon such termination, the Fund is entitled to obtain the return of these securities loaned within five business days.

        For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral, and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities failed financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, the Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by the Manager.

        Such loans of securities are collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.

        Leverage. The Fund may leverage its portfolio in an effort to increase the total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset value of the Fund's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

        Dollar Roll Transactions. The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a security to a financial institution concurrently with an agreement by the Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of the Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for the Fund exceeding the yield on the securities sold.

        At the time the Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

        When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer. While the Fund reserves the right to sell when-issued or delayed delivery securities prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Fund does not believe that its net asset values will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Fund causes its custodian to segregate cash, U.S. government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will earn no income on these assets.

        The Fund may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Fund must obtain the security which it has made a commitment to deliver. If the Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Fund may be required to pay in connection with this type of forward commitment. Whenever this Fund engages in this type of transaction, it will segregate assets as discussed above.

        Illiquid Securities. The Fund may invest up to 15% of its assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, securities subject to restrictions on repatriation for more than seven days, securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested or profit, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by the Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by the Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries.

        Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Also, illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirement of Rule 144A under the 1933 Act (see below) and that, subject to review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

        Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a price less favorable than the prevailing price when it decides to sell.

        In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

        Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund's inability to dispose of such securities promptly or at favorable prices.

        The Board has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security,
(ii) the number of dealers that quote prices for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Fund's portfolios and reports periodically on such decisions to the Board.

        Defensive Investments and Portfolio Turnover. Notwithstanding its investment objective, the Fund may adopt up 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending on the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment of the Fund.

        Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Fund's investments whenever it believes doing so will further the Fund's investment objectives or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions, dealer markups, and other transaction costs and may result in the recognition of gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. Even when portfolio turnover exceeds 100%, however, the Fund does not regard portfolio turnover as a limiting factor.

                                  RISK FACTORS

        The following describes certain risks involved with investing in the Fund in addition to those described in the prospectus or elsewhere in this Statement of Additional Information.

Foreign Securities

        The Fund may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

        Brokerage commissions, fees for custodial services and other costs relating to investments by the Fund in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of the Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

        Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

        Some countries in which one of these Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Fund. The Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Emerging Market Countries

        The Fund may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." The Fund may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

        The Fund considers a company to be an emerging markets company if its securities are principally traded in the capital market of an emerging markets country, it derives 50% of its total revenue from either goods produced or services rendered in emerging markets countries or from sales made in such emerging markets countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging markets country. An emerging markets country is one having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing.

        Investments in companies and markets of emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.

Exchange Rates and Policies

        The Fund endeavors to buy and sell foreign securities on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

        The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

        The Manager considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

Small Companies

        The Fund may make investments in smaller companies that may benefit from the development of new products and services. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Equity Swaps

        The Fund may invest in equity swaps. Equity swaps are derivatives that allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. The value of equity swaps can be very volatile. To the extent the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Hedging Transactions

        While transactions in forward contracts, options, futures contracts and options on futures (i.e., "hedging positions") may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and the Fund may be exposed to risk of financial loss.

        Perfect correlation between the Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

                             INVESTMENT RESTRICTIONS

        The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). The Fund may not:

        1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment, more than 5% of the total assets of the Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of the Fund's total assets, except to the extent other investment restrictions may be applicable.

        2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 10% of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

        3. (a) Borrow money, except for temporary or emergency purposes from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

             (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

        4. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of
             Section 18(f) of the Investment Company Act.)

        5. Buy or sell real estate or commodities or commodity contracts; however, the Fund, to the extent not otherwise prohibited in this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options generally as described in this Statement of Additional Information. As an operating policy which may be changed without shareholder approval, the Fund may invest in real estate investment trusts only up to 10% of its total assets.

        6. Buy or sell interests in oil, gas or mineral exploration or development leases and programs. (This does not preclude permissible investments in marketable securities of issuers engaged in such activities.)

        7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in this Statement of Additional Information or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

        8. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days, and over-the-counter options (and securities underlying such options) purchased by the Fund. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations.)

        9. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act.)

        10. Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.) For purposes of this restriction, the Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

        11. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

        12. Except as described in this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options, subject to the following conditions:

             (a)  such options are written by other persons, and

             (b) the aggregate premiums paid on all such options that are held at any time do not exceed 5% of the Fund's total assets. (This is an operating policy which may be changed without shareholder approval.)

        13. Except as described in this Statement of Additional Information, engage in short sales of securities. (This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

        14. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. (This is an operating policy which may be changed without shareholder approval.)

        15. (a) Purchase or retain in the Fund's portfolio any security if any officer, trustee or shareholder of the issuer is at the same time an officer, trustee or employee of the Trust or of its investment adviser and such person owns beneficially more than 1/2 of 1% of the securities, and all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

             (b) Purchase more than 10% of the outstanding voting securities of any one issuer. (These are operating policies that may be changed without shareholder approval.)

        16. Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, 5% or less of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

        To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board and notice to shareholders. If there is a change in the investment objective or policies of the Fund, a shareholder should consider whether the Fund remains an appropriate investment in light of its then-current financial positions and needs.

        If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                        DISTRIBUTIONS AND TAX INFORMATION

        Distributions. The Fund receives income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

        The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Fund's Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

        The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders.

        The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

        Any dividend or distribution per share paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

        Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

        Tax Information. The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund that has filed a tax return has so qualified and elected in prior tax years. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Internal Revenue Code, so the Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Board of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

        In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Internal Revenue Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Internal Revenue Code. If the Fund is unable to meet certain requirements of the Internal Revenue Code, it may be subject to taxation as a corporation.

        Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

        The Fund or any securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

        The Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

        The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Internal Revenue Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

        If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by the Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Internal Revenue Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If 50% or less in value of the Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, the Fund will not be entitled under the Internal Revenue Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

        The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. The Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

        The Trust and the Fund intend to comply with the requirements of Section 817(h) of the Internal Revenue Code and related regulations, including certain diversification requirements that are in addition to the diversification requirements of Subchapter M and the Investment Company Act. Failure to comply with the requirements of Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of Variable Contracts to the full extent of appreciation under the contracts.

        Shares of the Fund underlying Variable Contracts that comply with the requirements of Section 817(h) and related regulations will generally be treated as owned by the insurance company and not by the owners of Variable Contracts. In that case, income derived from, and appreciation in, shares of the Fund would not be currently taxable to the owners of Variable Contracts. Owners of Variable Contracts that do not comply with the requirements of Section 817(h) would generally be subject to immediate taxation on the appreciation under the contracts.

        Section 817(h) requires that the investment portfolios underlying variable life insurance and variable annuity contracts be "adequately diversified." Section 817(h) contains a safe harbor provision which provides that a variable life insurance or variable annuity contract will meet the diversification requirements if, as of the close of each calendar quarter, (i) the assets underlying the contract meet the diversification standards for a regulated investment company under Subchapter M of the Internal Revenue Code, and (ii) no more than 55% of the total assets of the account consist of cash, cash items, U.S. government securities, and securities of regulated investment companies.

        Treasury Department regulations provide an alternative test to the safe harbor provision to meet the diversification requirements. Under these regulations, an investment portfolio will be adequately diversified if (i) not more than 55% of the value of its total assets is represented by any one investment; (2) not more than 70% of the value of its total assets is represented by any two investments; (3) not more than 80% of the value of its total assets is represented by any three investments; and (4) not more than 90% of the value of its total assets is represented by any four investments. These limitations are increased for investment portfolios which are invested in whole or in part in U.S. Treasury securities.

        Stock of a regulated investment company, such as the Fund, held in an insurance company's separate accounts underlying variable life insurance or variable annuity contracts may be treated as a single investment for purposes of the diversification rules of Section 817(h). A special rule in Section 817(h), however, allows a shareholder of a regulated investment company to "look-through" the company and treat a pro rata share of the company's assets as owned directly by the shareholder. This special "look-through" rule may make it easier to comply with the diversification requirements of Section 817(h). To qualify for "look-through" treatment, public access to the regulated investment company must generally be limited to (i) the purchase of a variable contract,

(ii) life insurance companies' general accounts, and (iii) qualified pension or retirement plans. Interests in the Fund are sold only to insurance company separate accounts to fund the benefits of Variable Contracts, and to qualified pension and retirement plans.

        The investment objectives and strategies of the Fund are very similar to those of other regulated investment companies that are managed by the Manager and that are, unlike the Fund, available for purchase by the general public. The Internal Revenue Service ("IRS") might assert that shares of the Fund do not qualify for "look-through" treatment because shares of those other, similar regulated investment companies are publicly available. The IRS recently issued two private letter rulings that reserve this issue. The legislative history of
Section 817(h) indicates that the fact that a "similar" fund is available to the public will not disqualify a fund that is available only through the purchase of a variable life insurance or variable annuity contract from "look-through" treatment.

        Even if the diversification requirements of Section 817(h) are met, the owner of a variable life insurance contract or the owner of a variable annuity contract might be subject to current federal income taxation if the owner has excessive control over the investments underlying the contract. The Treasury Department has indicated that guidelines might be forthcoming that address this issue. At this time, it is impossible to predict what the guidelines will include and the extent, if any, to which they may be retroactive.

        In order to maintain the Variable Contracts' status as annuities or insurance contracts, the Trust may in the future find it necessary, and reserves the right, to take certain actions, including, without limitation, amending the Fund's investment objective (upon SEC or shareholder approval).

        Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts, and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Internal Revenue Code.

        For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

        Any security, option or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

        Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Internal Revenue Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

        Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Internal Revenue Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Internal Revenue Code, rather than as capital gain or loss.

        Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

        Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

        The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to the ownership of a Variable Contract and to an investment in the Fund.

                              TRUSTEES AND OFFICERS

        The Trustees of the Trust are responsible for the overall management of the Fund, including establishment of the Fund's policies, and general supervision and review of the Fund's investment activities. The Board consists of a majority of Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act (the "Independent Trustees"). The officers who administer the Fund's daily operations are appointed by the Board of Trustees. Two affiliated trusts, The Montgomery Funds and The Montgomery Funds II, and an affiliated fund, Montgomery Partners Absolute Return Fund LLC, have the same Board members and officers as the Trust. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:


--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                           Position      Length of                                        Portfolios
                           Held          Time                                             in Fund
                           with the      Served/Term    Principal Occupation During       Complex         Other Directorships
Trustees                   Trust         of Office      Past 5 Years                      Overseen        Held by Trustee
================================================================================================================================
Andrew Cox                 Disinterest   July 9, 1990   Independent investment                16          The Montgomery
101 California             Trustee       to present/    consultant. President,                            Funds; The
Street                                   Indefinite     Denver International School,                      Montgomery Funds II;
San Francisco, CA 94111                                 from 1998 to 2000, and                            Montgomery Partners
Born 1944                                               Member of the Board from                          Absolute Return Fund
                                                        1997 to 2000. Adjunct                             LLC; Janus Capital
                                                        Professor, University of                          Group Inc.
                                                        Denver, Department of
                                                        Finance, from 1994 to 1998.
--------------------------------------------------------------------------------------------------------------------------------
John A. Farnsworth         Disinterest   July 9, 1990   Managing Partner, Farnsworth          16          The Montgomery
101 California             Trustee       to present/    Search Group since 2002.                          Funds; The
Street                                   Indefinite     Managing Director of                              Montgomery Funds II;
San Francisco, CA 94111                                 Korn/Ferry International                          Montgomery Partners
Born 1941                                               from 1999 to 2002. Principal                      Absolute Return Fund
                                                        of Pearson, Caldwell &                            LLC
                                                        Farnsworth, Inc., an
                                                        executive search consulting
                                                        firm, from 1991 to 1999.
--------------------------------------------------------------------------------------------------------------------------------
Cecilia H. Herbert         Disinterest   November 12,   Chair of the Investment               16          The Montgomery
101 California             Trustee       1992 to        Committee of Archdiocese of                       Funds; The
Street                                   present/       San Francisco Finance                             Montgomery Funds II;
San Francisco, CA 94111                  Indefinite     Council; Member of the                            Montgomery Partners
Born 1949                                               Boards of The Thacher                             Absolute Return Fund
                                                        School, Catholic Charities                        LLC
                                                        Catholic Youth Organization
                                                        of San Francisco, and the
                                                        Women's Board of California
                                                        Pacific Medical Center.
--------------------------------------------------------------------------------------------------------------------------------
R. Stephen Doyle           Interested    July 9, 1990   Chairman of the Board of              16          The Montgomery Funds
101 California             Trustee*      to present/    Trustees of the Trust since                       II; Montgomery
Street                                   Indefinite     1990. Chairman Emeritus of                        Partners Absolute
San Francisco, CA                                       Montgomery Asset Management,                      Return Fund LLC;
94111                                                   LLC ("MAM") since 2001.                           Main Management, LLC
Born 1939                                               Chairman of MAM from 1990 to
                                                        2001. Chief Executive Officer
                                                        of MAM from 1990 to 1999.
                                                        Founder of MAM.
--------------------------------------------------------------------------------------------------------------------------------


                                                                                          Number of
                           Position                                                       Portfolios
                           Held          Length of                                        in Fund
                           with the      Time           Principal Occupation During       Complex         Other Directorships
Affiliated Officers        Trust         Served         Past 5 Years                      Overseen        Held by Trustee
================================================================================================================================
Elizabeth W. Lawrence      President     August 21,     Senior Vice President of              16                  None
60 State Street, Suite     and           2002 to        BISYS Fund Services since
1300                       Treasurer     present        2001.  Vice President and
Boston, MA 02109                                        Senior Manager of PFPC, Inc.
Born 1964                                               Client Services and
                                                        Operations from 1999 to 2001.
                                                        Director of Client Services of
                                                        PFPC, Inc. from 1997 to 1999.
--------------------------------------------------------------------------------------------------------------------------------
Scott M. Zoltowski         Vice          September 27,  Senior Counsel of BISYS Fund          16                  None
60 State Street, Suite     President     2002 to        Services since 2001. Associate
1300                       and           present        at Dechert (law firm) from
Boston, MA 02109           Secretary                    1999 to 2001. Counsel of ALPS,
Born 1969                                               Inc. (fund services) from 1998
                                                        to 1999. Attorney at Fidelity
                                                        Investments Legal Department
                                                        from 1997 to 1998.
--------------------------------------------------------------------------------------------------------------------------------
Mary A. Nelson             Vice          September 19   Senior Vice President of              16                  None
60 State Street, Suite     President     1997 to        Treasury Services at BISYS
1300                       and           present        Fund Services since 1995.
Boston, MA 02109           Assistant
Born 1964                  Treasurer
--------------------------------------------------------------------------------------------------------------------------------
Stacey Bufton              Vice          May 31, 2001   Vice President of BISYS Fund          16                  None
60 State Street, Suite     President     to present     Services since June 1999.
1300                       and                          Manager at First Data Investor
Boston, MA 02109           Assistant                    Services Group from 1997 to
Born 1969                  Treasurer                    1999.
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Doyle is an interested person of the Trust by virtue of his prior employment by the Fund's previous investment manager, Montgomery Asset Management, LLC.

        Board Committees. The Board of Trustees has two standing committees: the Audit Committee and the Pricing Committee, as described below.

        The Audit Committee is comprised of Cecilia Herbert (Chairperson), Andrew Cox, and John Farnsworth. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee held three meetings during the Trust's last fiscal year.

        The Pricing Committee is comprised of Andrew Cox and several representatives from MAM and the Manager. The Pricing Committee is responsible for (1) monitoring the valuation of the Fund's securities and other investments; and (2) as required by each series of the Trust's pricing policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Pricing Committee meets as necessary when a price is not readily available. The Pricing Committee has held several meetings throughout the Trust's past fiscal year. The Pricing Committee reports to the Board no less frequently than at the regular quarterly meetings of the Board.

        Board Compensation. The officers of the Trust, and the Trustees who are considered "interested persons" of the Trust, receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or partners of the Manager may receive remuneration indirectly because the Manager will receive a management fee from the Fund. The Trustees who are not affiliated with the Manager receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended December 31, 2002 and the aggregate compensation paid to each of the Trustees during the fiscal year ended December 31, 2002 by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.


                      --------------------------------------------------------------------------------------
                                                Fiscal Year Ended December 31, 2002
------------------------------------------------------------------------------------------------------------
                       Aggregate Compensation       Pension or Retirement         Total Compensation
                                from              Benefits Accrued as Part             from the
Name of Trustee       The Montgomery Funds III        of Fund Expenses*        Trust and Fund Complex**
------------------------------------------------------------------------------------------------------------
R. Stephen Doyle               $6,000                        --                        $68,000
------------------------------------------------------------------------------------------------------------
John A. Farnsworth             $6,000                        --                        $70,500
------------------------------------------------------------------------------------------------------------
Andrew Cox                     $6,000                        --                        $70,500
------------------------------------------------------------------------------------------------------------
Cecilia H. Herbert             $6,000                        --                        $70,500
------------------------------------------------------------------------------------------------------------

* The Trust does not maintain pension or retirement plans.
** The Fund Complex includes two additional trusts and an affiliated fund. The Independent Trustees received a one-time fee of $2,500 for the organizational meeting of the affiliated fund. The Trustees also received fees of $3,000 for special meetings of the Trusts. Compensation figures include cash and may include amounts deferred at the election of the Trustees. As of the fiscal year ended December 31, 2002, certain of the Trustees elected to defer a portion of their compensation as follows: John A. Farnsworth, $130,000; R. Stephen Doyle, $10,833; Cecilia H. Herbert, $32,500. The Trustees' deferred compensation arrangements are discussed in more detail below.

        Deferred Compensation Agreements. The Trustees who are not compensated employees of the Manager (the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. The Compensation Agreements were terminated on December 31, 2002.

        Trustee Ownership of Equity Securities. The table below shows the dollar range of shares of the Fund as well as the dollar range of shares of all Funds in the entire Fund Complex beneficially owned by each Trustee as of the most recently completed calendar year:

                      ----------------------------------------------------------
                                Calendar Year Ended December 31, 2002
--------------------------------------------------------------------------------
                                                   Aggregate Dollar Range of
                           Dollar Range of         Equity Securities in the
                      Equity Securities in the      Trust and Fund Complex*
Name of Trustee                 Fund               Overseen by the Trustees
--------------------------------------------------------------------------------
R. Stephen Doyle                None                          None
--------------------------------------------------------------------------------
John A. Farnsworth              None                   $10,000 - $50,000
--------------------------------------------------------------------------------
Andrew Cox                      None                     Over $100,000
--------------------------------------------------------------------------------
Cecilia H. Herbert              None                     Over $100,000
--------------------------------------------------------------------------------
* The Fund Complex includes two additional trusts and an affiliated fund.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

        Investment Management Services. As stated in the Prospectus, investment management services are provided to the Fund by Gartmore Global Asset Management Trust ("GGAMT" or the "Manager"), pursuant to an Interim Investment Management Agreement between the Manager and The Montgomery Funds III, effective as of January 18, 2003 (the "Interim Management Agreement"). At that time, the Manager replaced Montgomery Asset Management, LLC ("MAM") as the Fund's investment adviser.

        On January 14, 2003, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved the Interim Management Agreement. The terms and conditions of the Interim Management Agreement, including the management fee rate, are identical in all material respects to the former investment management agreement between MAM and the Trust (the "Prior Management Agreement") except for the dates of effectiveness and certain provisions regarding the escrow of management fees as required by the Investment Company Act and Rule 15a-4 promulgated thereunder.

        In determining whether to approve the Interim Management Agreement, the Board of Trustees requested information which was then provided by the Manager in accordance with Section 15(c) of the Investment Company Act. The Trustees considered a number of factors in reviewing and approving the Interim Management Agreement, including the nature and quality of the services to be provided to the Fund by the Manager, the fees and expenses borne by the Fund, the Manager's soft dollar practices, and the profitability of the relationship for the Manager. In reviewing the quality of services to be provided to the Fund, the Trustees considered comparative performance information for funds currently managed by the Manager. In connection with their review of the fees to be paid to the Manager, the Trustees noted that the fees would be identical to those paid to MAM under the Prior Management Agreement. The Trustees also considered the Fund's expense limitation.

        The Trustees reviewed the financial condition and profitability of the Manager and Nationwide Financial (the parent company of the Manager). The Trustees also reviewed the quality and depth of the Manager's organization in general and of the investment professionals expected to provide services to the Fund. Based on their review, the Trustees, including the Independent Trustees, concluded that approving the Interim Management Agreement with the Manager was in the best interests of the Fund and its shareholders.

        The Interim Management Agreement is in effect only for so long as necessary to obtain the requisite vote of the shareholders of the Fund, as required by law and the Trust's By-Laws, to approve a new Investment Management Agreement between the Trust and the Manager or one hundred and fifty (150) days from the termination of the Prior Management Agreement. The Interim Management Agreement may be terminated at any time, without penalty, by the Fund upon ten
(10) days' written notice to the Manager, or by the Manager upon sixty (60) days' written notice to the Fund. The Interim Management Agreement is automatically terminated in the event of its assignment as defined in the Investment Company Act.

        For services performed under the Interim Management Agreement, the Fund pays the Manager a management fee based upon the average daily net assets of the Fund at the following annual rates:

--------------------------------------------------------------------------------
FUND                              AVERAGE DAILY NET ASSETS        ANNUAL RATE
--------------------------------------------------------------------------------
Emerging Markets Fund             First $250 million           1.25%
                                  Over $250 million            1.00%
--------------------------------------------------------------------------------

        All fees payable to the Manager under the Interim Management Agreement shall be accrued daily and paid by the Fund to an interest-bearing escrow account with an institution mutually agreed upon by both parties; provided that if a new agreement is approved by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund before the termination of the Interim Management Agreement, all amounts paid by the Fund in the escrow account will be immediately payable to the Manager along with the interest attributable to such amounts upon such approval; provided further, that if a majority of the outstanding voting securities of the Fund do not approve a new agreement before the termination of the Interim Management Agreement, the Manager shall, upon termination of the Interim Management Agreement, be entitled only to the lesser of: (i) the costs incurred in performing the Interim Management Agreement plus interest earned on that amount while in escrow; or
(ii) the total amount paid by the Fund to the escrow account plus interest earned on that amount.

        Under the Interim Management Agreement, the Manager has agreed to reduce some or all of its management fee (and to reimburse other Fund expenses) if necessary to keep total operating expenses, expressed on an annualized basis, at or below the following percentages of the Fund's average net assets (excluding certain expenses discussed below):

--------------------------------------------------------------------------------
FUND                                          TOTAL EXPENSE LIMITATION
                                                    (ANNUAL RATE)
--------------------------------------------------------------------------------
Emerging Markets Fund                                      1.75%
--------------------------------------------------------------------------------

        The Manager also may voluntarily reduce additional amounts to increase the return to the Fund's shareholders. Any reductions made by the Manager in its fees or operating expenses paid by the Manager (collectively, "subsidies") are subject to reimbursement by the Fund within the following three fiscal years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitation. The Manager may not request or receive reimbursement for the subsidies before payment of the Fund's operating expenses for the current fiscal year.

        Operating expenses for purposes of the expense limitation include the Manager's management fee but do not include any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

        The operating expense limitation was approved by the Board, as a part of the Interim Management Agreement, at a duly called meeting. In considering the operating expense limitation, the Trustees specifically considered and approved the provision that permits the Manager to seek reimbursement of any subsidies within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

        For the past three fiscal years, as compensation for MAM's investment management services under the Prior Management Agreement, the Fund paid MAM investment advisory fees in the amounts specified below. Additional investment advisory fees payable under the Prior Management Agreement may have instead been reduced by MAM, but may be subject to reimbursement by the Fund as discussed previously.

--------------------------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------
FUND                              2002              2001               2000
--------------------------------------------------------------------------------
Emerging Markets Fund       $  1,271,252        $  1,180,134      $  1,680,436
--------------------------------------------------------------------------------

        No investment advisory fees were paid to GGAMT during the fiscal year ended December 31, 2002. Under the Interim Management Agreement, GGAMT will receive the same investment advisory fee rates that were previously received by MAM.

        Sub-Advisory Arrangements. Both the Prior Management Agreement and the Interim Management Agreement authorize the Fund's investment manager, at its option and at its sole expense, to appoint a subadviser, which may assume all or a portion of the responsibilities and obligations of the investment manager pursuant to the applicable Management Agreement as shall be delegated to such subadviser. Any appointment of a subadviser and assumption of responsibilities and obligations of the investment manager by such subadviser is subject to approval by the Board of Trustees and, as required by law, the shareholders of the Fund.

        On January 14, 2003, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved the appointment of Gartmore Global Partners ("Subadviser") as the Fund's subadviser and approved an Interim Sub-Advisory Agreement between the Trust, the Manager and the Subadviser.

        In determining whether to approve the Interim Sub-Advisory Agreement, the Board of Trustees requested information which was then provided by the Subadviser in accordance with Section 15(c) of the Investment Company Act. The Trustees considered a number of factors in reviewing and approving the Interim Sub-Advisory Agreement, including the nature and quality of the services to be provided to the Fund by the Subadviser, the fees and expenses borne by the Fund, the Subadviser's soft dollar practices, and the profitability of the relationship for the Subadviser. In reviewing the quality of services to be provided to the Fund, the Trustees considered comparative performance information for funds currently managed by the Subadviser. In connection with their review of the fees to be paid to the Subadviser, the Trustees noted that the fees would be limited to reimbursement of expenses accrued on the Fund's behalf. The Trustees also considered the Fund's expense limitation.

        The Trustees reviewed the financial condition and profitability of the Subadviser, the Manager and Nationwide Financial (the parent company of the Manager). The Trustees also reviewed the quality and depth of the Subadviser's organization in general and of the investment professionals expected to provide services to the Fund. Based on their review, the Trustees, including the Independent Trustees, concluded that approving the Interim Sub-Advisory Agreement with the Subadviser and the Manager was in the best interests of the Fund and its shareholders.

        The Interim Sub-Advisory Agreement is in effect only for so long as necessary to obtain the requisite vote of the shareholders of the Fund, as required by law and the Trust's By-Laws, to approve a new Investment Sub-Advisory Agreement between the Manager and the Subadviser, and shall not be in effect for longer than one hundred and fifty (150) days. The Interim Sub-Advisory Agreement may be terminated at any time, without penalty, by the Fund upon ten (10) days' written notice to the Manager and the Sub-Adviser, or by the Manager upon sixty (60) days' written notice to the Fund and the Subadviser, or by the Subadviser upon sixty (60) days' written notice to the Fund and the Manager. The Interim Management Agreement is automatically terminated in the event of its assignment as defined in the Investment Company Act.

        The Manager and the Subadviser may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

        The Trust, the Manager and the Subadviser have each adopted a code of ethics pursuant to Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. The code of ethics of each of the Trust, the Manager and the Subadviser, conform to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Under each code of ethics, the personnel covered by the respective code, may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund).

        The use of the name "Montgomery" by the Trust and by the Fund is pursuant to the consent of MAM, which may be withdrawn.

        The Custodian. JPMorgan Chase Bank (the "Custodian") serves as principal custodian of the Fund's assets, which are maintained at the Custodian's principal office, 4 Chase MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian, as the "Foreign Custody Manager" for the Fund to the extent permitted by Rule 17f-5. The Custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

        Administrative and Other Services. Gartmore SA Capital Trust (the "Administrator") serves as the administrator to the Fund pursuant to a Fund Administration Agreement between the Trust and the Administrator (the "Agreement"). In approving the Agreement, the Board of Trustees, including a majority of the independent Trustees, recognizes that the Agreement involves an affiliate of the Trust; however, it has made separate determinations that, among other things, the nature and quality of the services rendered under the Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity. Subject to the control of the Trust and the supervision of the Board of Trust, the Administrator performs the following types of services for the Fund: (i) furnish performance, statistical and research data; (ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) assist in preparation of agendas, notices and minutes for each meeting of the Boards; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings; (viii) assist in the managment of legal services; and
(ix) supervise the Fund's custodian, among other things. For its services performed under the Agreement, the Fund pays the Administrator for out-of-pocket expenses only, including, among other things, fees and expenses of sub-administrators.

        BISYS Fund Services Ohio, Inc. ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-administrative services to the Fund. BISYS serves as the Sub-Administrator to the Fund pursuant to a Sub-Administration Agreement (the "Sub-Agreement") between BISYS and the Administrator. Subject to the control, direction and supervision of the Administrator and the Fund, BISYS assists the Administrator in providing administrative services to the Fund.

        BISYS also provides fund accounting services to the Fund pursuant to a service agreement ("Fund Accounting Agreement") entered into between the Administrator and BISYS. By entering into the Fund Accounting Agreement, BISYS also succeeds J.P. Morgan Investor Services Co. ("JPMIS") as Fund Accountant. As Fund Accountant, BISYS provides the Fund with various services, including, but not limited to: (i) maintaining the books and records for the Fund's assets,
(ii) calculating net asset values of the Fund, (iii) accounting for dividends and distributions made by the Fund, and (iv) assisting the Fund's independent auditors with respect to the annual audit. As compensation for the services rendered pursuant to the Sub-Agreement and the Fund Accounting Agreement, the Administrator pays BISYS a fee based upon a percentage of the average daily net assets of the Fund equal to an annual rate of 0.07%.

        The table below provides information on the administrative and accounting fees paid to JPMIS over the past three fiscal years.

--------------------------------------------------------------------------------
                                         Administrative/Accounting Fees Paid
                                             for year ended December 31,
                                      ------------------------------------------
Fund                                      2002           2001          2000
--------------------------------------------------------------------------------
Emerging Markets Fund                   $ 48,464       $38,466        $66,455
--------------------------------------------------------------------------------

                       EXECUTION OF PORTFOLIO TRANSACTIONS

        In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. The Manager determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions, subject to the instructions of, and review by, the Fund and the Board. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager, the Subadviser or the Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

        The Fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. The Fund purchasing ADRs and EDRs may purchase those listed on stock exchanges or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest may be traded in the over-the-counter markets.

        Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

        In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

        Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Manager may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by NASD Regulation, Inc.

        While the Fund's general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Fund or to the Manager, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Manager, acting on behalf of the Fund, may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Fund. The Board reviews all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.

        Investment decisions for the Fund are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Fund and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

        To the extent any of the Manager's client accounts and the Fund seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), the Fund may not be able to acquire as large a portion of such security as it desires or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security generally will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold, and other factors deemed relevant by the Manager. In many cases, the Fund's transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

        The Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

        For the Fund, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

        At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

        For the three fiscal years ended December 31, 2002, the Fund's total securities transactions generated commissions of:

--------------------------------------------------------------------------------
                                   Commissions for the fiscal year ended:
--------------------------------------------------------------------------------
                             December 31,     December 31,       December 31,
Fund                             2002            2001               2000
--------------------------------------------------------------------------------
Emerging Markets Fund          $650,906        $756,137          $1,202,949
--------------------------------------------------------------------------------

        The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through such brokers solely for selling shares of the Fund. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Fund for their customers.

        Depending on the Manager's view of market conditions, the Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

        The Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) during the most recent fiscal year.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Fund's shares, and (ii) reject purchase orders in whole or in part when, in the judgment of the Manager, such suspension or rejection is in the best interest of the Fund.

        When in the judgment of the Manager it is in the best interests of the Fund, an investor may purchase shares of the Fund by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Fund will not acquire restricted securities), their acquisition is consistent with the Fund's investment objective and policies, and the tendered securities are otherwise acceptable to the Fund's Manager. Such securities are acquired by the Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of the Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of the Fund are valued for the purpose of calculating the net asset value of the Fund's shares. A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

        Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Fund's Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange (NYSE) is restricted as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by the Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

        The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Fund pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

        The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

                        DETERMINATION OF NET ASSET VALUE

        The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

        As noted in the Prospectus, the net asset value of shares of the Fund generally will be determined at least once daily as of 4:00 P.M., Eastern time, (or earlier when trading closes earlier) on each day the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays, in addition to New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, include Columbus Day and Veterans Day. The Fund may, but does not expect to, determine the net asset values of its shares on any day when the NYSE is not open for trading if there is sufficient trading in its portfolio securities on such days to affect materially per-share net asset value.

        Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund's net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the

Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

        Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

        The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

        Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

        Corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed fixed-income securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield-to-maturity information.

        An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.

        If any securities held by the Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trust's Pricing Committee determine their fair value, following procedures approved by the Board. The Board periodically reviews such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

        Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

        All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                             PERFORMANCE INFORMATION

        As noted in the Prospectuses, the Fund may, from time to time and in accordance with applicable law, quote various performance figures in advertisements and other communications to illustrate its past performance.

        Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for the Fund will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                 P(1 + T)(n) = ERV

        Where:        P      =      a hypothetical initial payment of $1,000.

                      T      =      average annual total return.

                      n      =      number of years.

                      ERV    =      Ending Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of each respective period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

        Aggregate Total Return. The Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                                    ERV - P
                                    -------
                                       P

        Where:        P      =      a hypothetical initial payment of $1,000.

                      ERV    =      Ending Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

        The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        The average annual total return for the Fund for the periods indicated was as follows:

   -----------------------------------------------------------------------------
                                                                  INCEPTION*
                            YEAR ENDED       5-YEARS ENDED         THROUGH
   FUND                  DECEMBER 31, 2002  DECEMBER 31, 2002  DECEMBER 31, 2002
   -----------------------------------------------------------------------------
   Emerging Markets Fund       (9.68)%          (9.17)%             (5.91)%
   -----------------------------------------------------------------------------

* The date of inception (i.e., start of operations) for the Fund is February 2, 1996.

        Comparisons. To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements and other materials regarding the Fund may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to the following, may be used in a discussion of the Fund's performance or the investment opportunities it may offer:

        a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

        b) Lipper Mutual Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

        c) Other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index -- a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000, and IFC Emerging Markets Database.

        In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

        In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Fund to calculate its figures.

        The Fund may also publish its relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc., VARDS, and Morningstar, Inc.

        Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what a investor's total return may be in any future period.

        Reasons to Invest in the Fund. From time to time the Fund may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope, and Reuters as well as both local and international brokerage firms. For example, the Fund may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports, and/or economic growth. The Fund may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies.

        Research. The portfolio managers for the Fund work extensively on developing an in-depth understanding of particular foreign markets and particular companies. They very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets countries.

        Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that may be used for the Fund.

        From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

        Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of March 31, 2003, approximately $72 billion in assets under management by GGAMT and its affiliates, including approximately $60 million managed by GGAMT).

                               GENERAL INFORMATION

        Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of the Trust have been assumed by the Fund. Expenses incurred in connection with the establishment and registration of shares of the Fund have been assumed by the Fund, and are being amortized over a period of five years commencing with its date of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by the Fund and to be reimbursed for such expenses after commencement of the Fund's operations. Investors purchasing shares of the Fund bear such expenses only as they are amortized daily against the Fund's investment income.

        GGAMT, a member of the Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, is located at 1200 River Road, Conshohocken, Pennsylvania 19428. GGAMT was organized in 2000 and advises mutual funds. As of March 31, 2003, GGAMT and its affiliates had approximately $72 billion in assets under management, including approximately $60 million managed by GGAMT.

        GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2002 managed approximately $735 million in assets. GGP is a joint venture between Gartmore Securities Limited and Gartmore US Limited, each a holding company. Gartmore US Limited is a wholly owned indirect subsidiary of GGAMT. GGP is located at 1200 River Road, Conshohocken, Pennsylvania 19428.

        Gartmore SA Capital Trust (the "Administrator"), located at 1200 River Road, Conshohocken, Pennsylvania 19428, provides administrative and accounting services to the Fund.

        As noted above, JPMorgan Chase Bank (the "Custodian") acts as custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

        DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, is the Fund's Master Transfer Agent and Paying Agent.

        BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, provides accounting services to the Fund, and assists the Administrator in providing administrative services to the Fund.

        PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the independent accountant for the Fund.

        The validity of shares offered hereby has been passed on by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105.

        Among the Board's powers enumerated in the Agreement and Declaration of Trust is the authority to terminate the Trust or any series of the Trust or to merge or consolidate the Trust or one or more of its series with another trust or company without the need to seek shareholder approval of any such action.

        As of March 31, 2003, to the knowledge of the Fund, the following shareholders owned of record 5% or more of the outstanding shares of the Fund as indicated below:

--------------------------------------------------------------------------------
 NAME AND ADDRESS OF RECORD OWNER    NUMBER OF SHARES OWNED   PERCENT OF SHARES
--------------------------------------------------------------------------------
American Skandia Life                    9,862,300.7120            91.41%
Assurance Corp.
Class SAB
1 Corporate Dr., Fl. 10
Shelton, CT 06484-6208
--------------------------------------------------------------------------------

        As of March 31, 2003, the Trustees and the affiliated officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

        The Trust is registered with the SEC as a non-diversified management investment company, although the Fund is a diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement may be obtained from the SEC upon payment of the prescribed fee.


                              FINANCIAL STATEMENTS

        Audited financial statements for the relevant periods ended December 31, 2002, for the Fund as contained in the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 2002 (the "Report"), are incorporated herein by reference to the Report.

                                    APPENDIX

        Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's") and Fitch Ratings ("Fitch").

Standard & Poor's Rating Group
------------------------------

Bond Ratings

        AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

        A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

        BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

        CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

        CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

        C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

        D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

               S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

        A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

        A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

        C This designation is assigned to short-term obligations with doubtful capacity for payment.

        D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Ratings
---------------

Bond Ratings

        Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

        Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

        B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch
-----

Bond Ratings

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

        AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

        A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

        B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C Bonds rated C are in imminent default in payment of interest or principal.

        DDD, DD and D

               Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

        F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

        D Default. Issues assigned this rating are in actual or imminent payment default.

                    -----------------------------------------

                                     PART C

                                OTHER INFORMATION

                    -----------------------------------------

                            THE MONTGOMERY FUNDS III
                                 --------------
                                    FORM N-1A
                                 --------------
                                     PART C
                                 --------------



Item 23. Exhibits

         (a) Agreement and Declaration of Trust, dated August 16, 1994, as incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the Commission on April 15, 1999 ("Post-Effective Amendment No. 9").

         (b) By-Laws, dated August 16, 1994, is incorporated by reference to Post-Effective Amendment No. 9.

         (c)   Instruments Defining Rights of Security Holder--Not applicable.

         (d)   Investment Advisory Contracts

               (1) Interim Investment Management Agreement - Filed herewith.

               (2) Interim Sub-Advisory Agreement - Filed herewith.

         (e)   Form of Underwriting Agreement - Not applicable.

         (f)   Bonus or Profit Sharing Contracts - Not applicable.

         (g) Form of Custody Agreement is incorporated by reference to Post-Effective Amendment No. 9.

         (h)   Other Material Contracts:

               (1)    Form of Fund Administration Agreement - Filed herewith.

               (2) Form of Participation Agreement is incorporated by reference to Post-Effective Amendment No. 9.

         (i)   Opinion of Counsel as to legality of shares - Filed herewith.

         (j)   Other Opinions - Independent Auditors' Consent - Filed herewith.

         (k)   Omitted Financial Statements - Not applicable.

         (l) Initial Capital Agreement - Letter of Understanding Regarding Initial Shares, dated April 7, 1995, is incorporated by reference to Post-Effective Amendment No. 9.

         (m)   Rule 12b-1 Plan - Not applicable.

         (n)   Financial Data Schedule - Not applicable.

         (o)   Rule 18f-3 Plan - Not applicable.

         (p) Code of Ethics of investment adviser and subadvisor - Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund

         No person is presently controlled by or under common control with the Registrant.

Item 25. Indemnification

         Article VII, Section 3 of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

         (a) Gartmore Global Asset Management Trust ("GGAMT"), an investment adviser of the Fund, also serves as investment adviser to the Gartmore Variable Insurance Trust. The Directors of Nationwide Corporation, GGAMT's managing unitholder and the officers of GGAMT are as follows:

         Directors of Nationwide Corporation
         Lewis J. Alphin            Fred C. Finney
         Galen R. Barnes            W.G. Jurgensen
         A. I. Bell                 David O. Miller
         Timothy J. Corcoran        Lydia M. Marshall
         Yvonne M. Curl             Ralph M. Paige
         Kenneth D. Davis           James F. Patterson
         Keith E. Eckel             Arden L. Shisler
         Willard J. Engel           Robert L. Stewart






         Paul J. Hondros Director, President and Chief Executive Officer
         ------------------------------------
         Gartmore Investors Services, Inc.
         NorthPointe Capital, LLC
         Gartmore Morley Financial Services, Inc.
         Gartmore Global Investments, Inc.
         Gartmore Distribution Services, Inc.

         President and Chief Executive Officer
         ------------------------------------
         Gartmore Mutual Fund Capital Trust
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         Chairman
         ------------------------------------
         Gartmore Mutual Funds
         Gartmore Variable Insurance Trust


         Young D. Chin  Executive Vice President - Global CIO Equities
         -------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore Mutual Fund Capital Trust
         Gartmore SA Capital Trust
         Gartmore Global Investments, Inc.
         Gartmore Global Asset Management Trust


         Kevin S. Crossett Vice President - Associate General Counsel
         ------------------------------------
         Nationwide Mutual Insurance Company
         Nationwide Mutual Fire Insurance Company
         Nationwide Life Insurance Company
         Nationwide Life and Annuity Insurance Company

         Christopher P. Donigan Vice President - Human Resources
         ------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore Global Asset Management Trust
         Gartmore Global Investments, Inc.
         Gartmore Mutual Fund Capital Trust
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         Glenn W. Soden Associate Vice President and Secretary
         ------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore Global Asset Management Trust
         Gartmore Mutual Fund Capital Trust
         Gartmore SA Capital Trust
         Gartmore Global Investments, Inc.
         Gartmore Global Asset Management Trust

         Carol L. Dove Assistant Treasurer
         ------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore Global Asset Management Trust
         Gartmore Global Investments, Inc.
         Gartmore Mutual Fund Capital Trust
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         Michael D. Maier Assistant Treasurer
         ------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore Global Asset Management Trust
         Gartmore Global Investments, Inc.
         Gartmore Mutual Fund Capital Trust
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         John F. Delaloye Assistant Secretary
         ------------------------------------

         Gartmore Distribution Services, Inc.
         Gartmore Global Asset Management Trust
         Gartmore Mutual Fund Capital Trust
         Gartmore Global Investments, Inc.
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         Gerald J. Holland Senior Vice President - Chief Administrative Officer
         ------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore Global Investments, Inc.
         Gartmore Mutual Fund Capital Trust
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         Treasurer
         ------------------------------------
         Gartmore Mutual Funds
         Gartmore Variable Insurance Trust


         Thomas M. Sipp Vice President - Chief Financial Officer
         ------------------------------------
         Gartmore Global Investments, Inc.

         Vice President, Chief Financial Officer and Treasurer
         ------------------------------------
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         Vice President, Chief Financial Officer and Director
         ------------------------------------
         Gartmore Distribution Services, Inc.

         Donald J. Pepin Senior Vice President - Sales
         ------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore Global Investments, Inc.
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         Mary Lou Vitale Senior Vice President - Product Development
         ------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore Global Investments, Inc.
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         Michael A. Krulikowski Chief Compliance Officer
         ------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore Global Investments, Inc.
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust
         NorthPointe Capital LLC

         Daniel J. Murphy Assistant Treasurer
         ------------------------------------
         Gartmore Distribution Services, Inc.
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust

         NorthPointe Capital LLC

         Eric Miller Senior Vice President - Chief Counsel
         ------------------------------------
         Gartmore Global Investments, Inc.
         Gartmore Mutual Fund Capital Trust
         Gartmore SA Capital Trust
         NorthPointe Capital, LLC
         Gartmore Morley Financial Services, Inc.
         Gartmore Global Asset Management Trust
         Gartmore Distribution Services, Inc.

         Secretary
         ------------------------------------
         Gartmore Mutual Funds
         Gartmore Variable Insurance Trust

         Richard Fonash Vice President
         ------------------------------------
         Gartmore SA Capital Trust
         Gartmore Global Asset Management Trust
         Gartmore Mutual Fund Capital Trust

         Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

         NorthPointe Capital LLC
         Columbia Center One
         10th Floor, Suite 1000
         201 West Big Beaver Road
         Troy, Michigan 48084

         Gartmore Morley Financial Services, Inc.
         5665 S. W. Meadows Road, Suite 400
         Lake Oswego, Oregon 97035

Item 27. Principal Underwriter

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Not Applicable.

Item 28. Location of Accounts and Records.

         The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, DST Systems, Inc., P.O. Box 1004 Baltimore, Kansas City, Missouri 64105, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9),
(10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 101 California Street, San Francisco, California 94111.

Item 29. Management Services.

         There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings.

         (a)   Not applicable.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last annual report to shareholders, upon request and without charge.

         (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the 1933 Act, and that the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 24th day of April, 2003.


                                 THE MONTGOMERY FUNDS III



                                 By:  Elizabeth W. Lawrence *
                                      -----------------------
                                      Elizabeth W. Lawrence
                                      President and Principal Executive Officer;
                                      Treasurer and Principal Financial and
                                      Accounting Officer



        Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Elizabeth W. Lawrence *         President and                     April 24, 2003
-----------------------         Principal Executive Officer,
Elizabeth W. Lawrence           Treasurer and Principal
                                Financial and Accounting
                                Officer


R. Stephen Doyle *              Chairman of the                   April 24, 2003
------------------              Board of Trustees
R. Stephen Doyle


Andrew Cox *                    Trustee                           April 24, 2003
------------
Andrew Cox


Cecilia H. Herbert *            Trustee                           April 24, 2003
--------------------
Cecilia H. Herbert


John A. Farnsworth *            Trustee                           April 24, 2003
--------------------
John A. Farnsworth


* By:   /s/ Julie Allecta
        -----------------
        Julie Allecta, Attorney-in-Fact
        pursuant to Powers of Attorney previously filed.